UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2018

LIBERTY PROPERTY TRUST

LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland Pennsylvania	1-13130 1-13132	23-7768996 23-2766549
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 East Swedesford Road Wayne, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone, including area code: (610) 648-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.             Results of Operations and Financial Condition.

On October 23, 2018, the Registrants issued a press release announcing the Registrants’ financial results for the quarter ended September 30, 2018.  Such press release was furnished as Exhibit 99.1 to the Current Report on Form 8-K of the Registrants furnished to the Securities and Exchange Commission on October 23, 2018.

In the financial statements attached to such press release, the consolidated statements of comprehensive income reflected an error in the classification of income from discontinued operations. In the financial statements furnished as Exhibit 99.1 to this Amendment No. 1 to Current Report on Form 8-K, the consolidated statements of comprehensive income have been revised to correct such error. As a result of these adjustments, total operating revenues of $1.1 million and $1.2 million for the quarters ended September 30, 2018 and 2017, respectively, and $3.2 million and $24.8 million for the nine months ended September 30, 2018 and 2017, respectively, were reclassified from continuing operations to discontinued operations. Also, as a result of these adjustments, income from continuing operations decreased and income from discontinued operations increased by $113,000 and $212,000 for the quarters ended September 30, 2018 and 2017, respectively, and $360,000 and $11.3 million for the nine months ended September 30, 2018 and 2017, respectively. There was no change in per share amounts, except that for the nine-month period ended September 30, 2017 basic and diluted income from continuing operations decreased by $0.08 per share and basic and diluted income from discontinued operations increased by $0.08 per share. There was no change to net income, funds from operations or adjusted funds from operations as a result of these adjustments.

Item 9.01.             Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit Number	Exhibit Title

99.1	Financial Statements of the Registrants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

	By:	/s/ Christopher J. Papa
		Name:	Christopher J. Papa
		Title:	Executive Vice President and Chief Financial Officer

LIBERTY PROPERTY
LIMITED PARTNERSHIP

	By:	Liberty Property Trust, its sole General Partner

	By:	/s/ Christopher J. Papa
		Name:	Christopher J. Papa
		Title:	Executive Vice President and Chief Financial Officer

Dated: October 25, 2018